UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   October 12, 2007

The Finish Line, Inc.
(Exact Name of Registrant as Specified in Charter)

Indiana	0-20184	35-1537210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3308 North Mitthoeffer Road, Indianapolis, Indiana	46235
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 899-1022

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On June 17, 2007, The Finish Line, Inc. (the “Company”) accepted the commitment (the “Commitment”) of UBS Loan Finance LLC and UBS Securities LLC (together, “UBS”) relating to financing for the acquisition by the Company of Genesco Inc. (“Genesco”) pursuant to the agreement and plan of merger dated as of June 17, 2007, by and among the Company, a subsidiary of the Company and Genesco.

On October 12, 2007, the Company and UBS amended the Commitment to extend the expiration date to April 30, 2008, or longer in certain circumstances (the “Amended Commitment”).  A copy of the Amended Commitment is attached as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Document

	2.1	Amended Commitment Letter, dated October 12, 2007, by and among The Finish Line, Inc., UBS Loan Finance LLC and UBS Securities LLC.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Finish Line, Inc.

Date: October 15, 2007	By:	/s/ Kevin S. Wampler
Kevin S. Wampler
Executive Vice-President , Chief Executive Officer and Assistant Secretary

3

EXHIBIT INDEX

Exhibit No.	Document

2.1	Amended Commitment Letter, dated October 12, 2007, by and among The Finish Line, Inc., UBS Loan Finance LLC and UBS Securities LLC.

4